UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 26, 2006

ENTERPRISE GP HOLDINGS L.P.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-32610	13-4297064
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 North Loop West, Houston, Texas	77008-1044
(Address of Principal Executive Offices)	(Zip Code)

(713) 426-4500
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

We are filing an amendment to our Current Report on Form 8-K filed on January 26, 2006 to address certain disclosures regarding non-generally accepted accounting principal (“non-GAAP”) financial measures made by management during the webcast conference call held to discuss earnings on January 26, 2006. In addition, we are revising our reconciliations of non-GAAP financial measures to reflect the reclassification of distributions received from Enterprise Products Partners L.P. in November 2005.

References to “Enterprise GP Holdings” within this report on Form 8-K/A mean Enterprise GP Holdings L.P. and its consolidated subsidiaries, which includes Enterprise Products Partners L.P. and its consolidated subsidiaries. References to “parent company” mean Enterprise GP Holdings L.P., which is the parent company of the consolidated group of entities referred to as Enterprise GP Holdings.

Item 2.02. Results of Operations and Financial Condition.

On January 26, 2006, Enterprise GP Holdings held a webcast conference call discussing its consolidated and parent company financial results for 2005 and comparable results for 2004 of its predecessor company. During the call, management briefly mentioned the financial measure of EBITDA (or earnings before interest, taxes, depreciation and amortization) in the context of discussing the indicative leverage ratio of the parent company. The leverage ratio noted in the discussion was the ratio of parent company annualized EBITDA to the amount of parent company debt outstanding at December 31, 2005.

EBITDA is a non-GAAP financial measure commonly used by management and external users of the parent company’s financial statements, such as investors, commercial banks, research analysts and ratings agencies, to assess: (i) the financial performance of the parent company’s assets without regard to financing methods, capital structures or historical cost basis; (ii) the ability of the parent company’s assets to generate cash sufficient to pay interest cost and support indebtedness; (iii) the parent company’s operating performance and return on capital as compared to those of other companies in its industry (without regard to financing and capital structure); and (iv) the viability of projects and the overall rates of return on alternative investment opportunities. Because EBITDA excludes some, but not all, items that affect net income or loss and because these measures may vary among other companies, the EBITDA data presented in this report on Form 8-K/A and discussed on the webcast conference call may not be comparable to similarly titled measures of other companies.

This current report on Form 8-K/A provides a reconciliation of parent company EBITDA amounts for 2005 to their most directly comparable financial measure calculated and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). EBITDA should not be considered an alternative to GAAP measures such as net income, operating income, cash flow from operating activities or any other GAAP measure of liquidity or financial performance. The GAAP measure most directly comparable to EBITDA is cash provided by operating activities.

The following table presents our calculation of parent company EBITDA amounts for 2005 and a reconciliation of the EBITDA amounts to GAAP cash provided by operating activities.

	For the	For the
	Three Months	Period
	Ended	August 29 to
	December 31,	December 31,
	2005	2005
	(UNAUDITED)
Net income	$ 19,673	$ 20,631
Additions to net income to derive EBITDA:
Interest expense (including related amortization)	2,319	3,415
EBITDA	21,992	24,046
Adjustments to EBITDA to derive cash provided by operating activities
(add or subtract as indicated by sign of number):
Interest expense	(2,319)	(3,415)
Equity in income of unconsolidated affiliates	(22,361)	(24,507)
Adjustment for non-cash equity-based compensation amounts	21	21
Net effect of changes in operating accounts	321	4,583
Cash distributions received from Enterprise Products Partners L.P. in November 2005	27,160	27,160
Cash provided by operating activities	$ 24,814	$ 27,888

Our calculation of the unaudited indicative leverage ratio for the parent company at December 31, 2005 is as follows:

Expected cash distributions from Enterprise Products Partners L.P. on February 9, 2006, based on a quarterly distribution rate per common unit of $0.4375 :
General partner interest:
Standard distribution rights	$ 3,481
Incentive distribution rights	19,114
Limited partner interests:
13,454,498 common units	5,886
Total expected quarterly distributions in February 2006	$ 28,481
Estimated annualized distributions from
Enterprise Products Partners L.P. based on expected
February 2006 quarterly distributions	$ 113,924

Estimated parent company annualized EBITDA at December 31, 2005:
Estimated annualized distributions from Enterprise Products Partners L.P.
based on expected February 2006 quarterly distributions	$ 113,924
Less estimated general and administrative costs (1)	(3,000)
Estimated parent company annualized EBITDA at December 31, 2005	$ 110,924

Parent company debt balance at December 31, 2005	$ 134,500
Indicative Leverage Ratio (Debt to EBITDA)	1.21	X

(1) Represents our estimate of annual general and administrative expenses associated with being a public company, including director fees, professional services and charges from EPCO, Inc.

Exhibit C of the press release that was filed on Form 8-K on January 26, 2006 presents a reconciliation of the parent company non-GAAP financial measure of Cash Available for Distribution to the GAAP measures of net income and cash provided by operating activities. Due to the subsequent reclassification of the November 2005 distributions received from Enterprise Products Partners L.P. from investing activities cash flows to operating activities cash flows, the amount presented as cash provided by operating activities changed. The following revised reconciliation is being provided to replace the reconciliation that appears on the original Exhibit C.

	For the	For the
	Three Months	Period
	Ended	August 30 to
	December 31,	December 31,
	2005	2005
	(UNAUDITED)
Net income	$ 19,673	$ 20,631
Adjustments to derive Cash Available for Distribution:
(add or subtract as indicated by sign of number):
Equity in income of unconsolidated affiliates	(22,361)	(24,507)
Expected quarterly distributions from Enterprise Products Partners L.P. in February 2006	28,481	37,928
Cash Available for Distribution	25,793	34,052
Adjustments to Cash Available for Distribution to derive Cash Provided by Operating
Activities (add or subtract as indicated by sign of number):
Expected quarterly distributions from Enterprise Products Partners L.P. in February 2006	(28,481)	(37,928)
Cash distributions received from Enterprise Products Partners L.P. in November 2005	27,160	27,160
Net effect of changes in operating accounts	321	4,583
Adjustment for non-cash equity-based compensation amounts	21	21
Cash provided by operating activities	$ 24,814	$ 27,888

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE GP HOLDINGS L.P.

By:	EPE Holdings, LLC, as general partner

Date: January 27, 2006	By: ___/s/ Michael J. Knesek________________
Michael J. Knesek
Senior Vice President, Controller
and Principal Accounting Officer
of EPE Holdings, LLC